Part G: Attachments

Item G.1.b.iv.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund’s officers, Directors, persons who beneficially own more than 10% of the Fund’s equity securities, and certain additional persons are required to report their transactions in the Fund’s shares to the Securities and Exchange Commission (“SEC”), the NYSE and the Fund. Based solely on written representations of such persons and on the review by the Fund of the copies of such reports that have been filed with the SEC, the Fund believes that all such filing requirements applicable to such persons were complied with for the most recently completed fiscal year, except that one late Form 3 was filed for Onur Erzan, a Director, President and Chief Executive Officer of the Fund.